Listing Report:Supplement No. 18 dated Jul 04, 2012 to Prospectus dated Jun 25, 2012
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jun 25, 2012 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jun 25, 2012 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 586995
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$8,000	Estimated loss*:	3.30%
Term:	36 months

Lender yield:	10.51%	Borrower rate/APR:	11.51% / 14.33%	Monthly payment:	$263.85

Lender servicing fee:	1.00%	Effective Yield*:	10.48%
		Estimated return*:	7.18%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1998	Debt/Income ratio:	7%
Credit score:	800-819 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	3y 11m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$379	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	1%
		Homeownership:	No
Screen name:	drtrix	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement Ring Funding
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 596133
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$25,000	Estimated loss*:	3.30%
Term:	60 months

Lender yield:	14.51%	Borrower rate/APR:	15.51% / 17.85%	Monthly payment:	$601.46

Lender servicing fee:	1.00%	Effective Yield*:	14.45%
		Estimated return*:	11.15%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1993	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	21	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,979
Delinquencies in last 7y:	0	Bankcard utilization:	11%
		Homeownership:	Yes
Screen name:	persistent-durability1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Start Up
Purpose of loan:
This loan will be used to fund a small business start up. I will be opening a nutrition store with a full line of vitimans and supplements for anyone 16-80

My financial situation:
I am a good candidate for this loan because I have been on time with my debts for many years and have payed off many debts over the years. I have been involved in this industry for over 20 years, and now is the time for me to make it happen. I'm a union construction worker that has been responsible for half million dollar jobs, I understand what it takes to manage, inventory, and, schedule accordingly.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 598153
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	14.90%
Term:	36 months

Lender yield:	28.99%	Borrower rate/APR:	29.99% / 33.97%	Monthly payment:	$84.89

Lender servicing fee:	1.00%	Effective Yield*:	27.66%
		Estimated return*:	12.76%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Dec-1994	Debt/Income ratio:	46%
Credit score:	640-659 (Jun-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	2y 11m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$106,411	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	luminous-treasure6	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 63% )	640-659 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	6 ( 38% )	700-719 (Feb-2011)
Principal balance:	$1,341.45	31+ days late:	0 ( 0% )
Total payments billed:	16
Description
Debt Consolidation for Budgeting
Purpose of loan: Payoff Medical Bills
This loan will be used to...

My financial situation: solid, employed, growth market
I am a good candidate for this loan because... good on curent Prosper Account, educated, additional household income available

Monthly net income: $ 7037
Monthly expenses: $
Housing: $ 1987
Insurance: $ 153
Car expenses: $ 424
Utilities: $ 300
Phone, cable, internet: $ 200
Food, entertainment: $ 500
Clothing, household expenses: $ 100
Credit cards and other loans: $ 1000
Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 600689
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$439.30

Lender servicing fee:	1.00%	Effective Yield*:	23.32%
		Estimated return*:	14.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1990	Debt/Income ratio:	66%
Credit score:	720-739 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	11y 9m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,738	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	No
Screen name:	proud-euro3	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan: to pay off car and be debt free to retireThis loan will be used to...pay off car and other debtsMy financial situation: I am a good candidate for this loan because... i have a full time job with no layoffs, Monthly net income: $1700Monthly expenses: $0Housing: $0Insurance: $150Car expenses: $0Utilities: $130Phone, cable, 0internet:15 $130Food, entertainment: $50Clothing, household expenses: $20Credit cards and other loans: $699Other expenses: $
i would like to be able to pay off all my bills and only have one payment
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 604299
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$7,700	Estimated loss*:	0.60%
Term:	12 months

Lender yield:	4.65%	Borrower rate/APR:	5.65% / 6.59%	Monthly payment:	$944.96

Lender servicing fee:	1.00%	Effective Yield*:	4.66%
		Estimated return*:	4.06%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Apr-1989	Debt/Income ratio:	12%
Credit score:	820-839 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 10	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,266	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	21%
		Homeownership:	Yes
Screen name:	GoAstros	Borrower's state:	Texas	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	87 ( 100% )	820-839 (Latest)
Principal borrowed:	$32,500.00	< 31 days late:	0 ( 0% )	740-759 (Dec-2009) 720-739 (Aug-2009) 760-779 (Jan-2008) 760-779 (Dec-2007)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	87
Description
The end is in sight!
Purpose of loan:
This loan will be used to reduce the rate on my last credit card balance ... the current rate is promotional and will expire soon.

My financial situation is stable and this is the last money I owe except for my mortgage and auto.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 605377
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	5.65%
Term:	12 months

Lender yield:	11.24%	Borrower rate/APR:	12.24% / 17.97%	Monthly payment:	$266.88

Lender servicing fee:	1.00%	Effective Yield*:	11.06%
		Estimated return*:	5.41%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-2000	Debt/Income ratio:	13%
Credit score:	640-659 (Jun-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	6y 10m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$1,976	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Bankcard utilization:	60%
		Homeownership:	No
Screen name:	statuesque-dough7	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting Healthy!
This loan will be used to pay for another 4 months of personal training. I saved up for months to get started with the trainer and I really don't want to give up now! I've always been heavy and never in a million years would I have thought I would step foot in a gym. But turning 30 will change things! Since my current pack of sessions ends this month, I don't have time to save up the money for the next batch and I feel that lapsing would be detrimental to my weigh loss goal.

I am a good candidate for this loan because I am employed full-time, very reliable, and rarely have unexpected financial needs.

Monthly net income: $ 3,000
Monthly expenses: $ 1,840
Housing: $ 700
Insurance: $ 0 (taken out pre- tax)
Car expenses: $ 0
Utilities: $ 0 (included in rent)
Phone, cable, internet: $ 80
Food, entertainment: $ 200
Clothing, household expenses: $ 100
Credit cards and other loans: $ 500
Other expenses: $ 110 (Roth IRA)
$150 - Public Transportation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 607299
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	11.90%
Term:	60 months

Lender yield:	27.70%	Borrower rate/APR:	28.70% / 31.38%	Monthly payment:	$157.80

Lender servicing fee:	1.00%	Effective Yield*:	27.01%
		Estimated return*:	15.11%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	10y 1m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,282	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	No
Screen name:	leader737	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting more cameras,growth
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 607301
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	6.50%
Term:	36 months

Lender yield:	18.02%	Borrower rate/APR:	19.02% / 22.74%	Monthly payment:	$110.00

Lender servicing fee:	1.00%	Effective Yield*:	17.60%
		Estimated return*:	11.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1990	Debt/Income ratio:	2%
Credit score:	700-719 (Jul-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	payout-flag6	Borrower's state:	California	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	700-719 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	700-719 (May-2011)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	5
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off my Visa card.

My financial situation:
I am a good candidate for this loan because I have a job, regular income, have a history of paying back my debts (including a Prosper loan last year).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 607353
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$3,150	Estimated loss*:	8.90%
Term:	36 months

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 24.76%	Monthly payment:	$169.51

Lender servicing fee:	1.00%	Effective Yield*:	19.52%
		Estimated return*:	10.62%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-1999	Debt/Income ratio:	13%
Credit score:	640-659 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	5y 0m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$187	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	well-mannered-credit618	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Bills off
Purpose of loan: pay bills offThis loan will be used to...My financial situation: freedom frist I am a good candidate for this loan because...Monthly net income: $2800Monthly expenses: $1600Housing: $833.39Insurance: $Car expenses: $Utilities: $Phone, cable, internet: $Food, entertainment: $400Clothing, household expenses: $Credit cards and other loans: $Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 607371
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	9.90%
Term:	60 months

Lender yield:	25.10%	Borrower rate/APR:	26.10% / 28.70%	Monthly payment:	$450.00

Lender servicing fee:	1.00%	Effective Yield*:	24.48%
		Estimated return*:	14.58%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jun-1997	Debt/Income ratio:	56%
Credit score:	660-679 (Jul-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,489	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	74%
		Homeownership:	No
Screen name:	rate-seagull8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	660-679 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	720-739 (Dec-2011)
Principal balance:	$8,555.92	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Debt Consildation
Purpose of loan:
This loan will be used to pay off debt in three places. I would like to consildate them and i would be alot easier.

My financial situation:
I am a good candidate for this loan because i do beleive in pay a credit back and ontime. As you can see from listing i have not made on late payment since i had a loan out.

Monthly net income: $ 2300
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $ 280
Utilities: $
Phone, cable, internet: $ 99.00
Food, entertainment: $
Credit cards and other loans: $ 300
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 607433
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Nov-1982	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Jul-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	20 / 19	Length of status:	7y 6m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,074	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	6%
		Homeownership:	Yes
Screen name:	auction-artist896	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 607441
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,450	Estimated loss*:	11.90%
Term:	36 months

Lender yield:	23.99%	Borrower rate/APR:	24.99% / 28.85%	Monthly payment:	$139.14

Lender servicing fee:	1.00%	Effective Yield*:	23.40%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-2010	Debt/Income ratio:	13%
Credit score:	680-699 (Jul-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	4y 4m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$865	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	33%
		Homeownership:	No
Screen name:	jnostra	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving Expenses
Purpose of loan:
This loan will be used for moving expenses which include security deposits for rent and various household items.

My financial situation:
I am a good candidate for this loan because my current debt is low, good credit history and a steady job.

Monthly net income: $2240
Monthly expenses: $100
Housing: $600
Insurance: $0
Car expenses: $0
Utilities: $0
Phone, cable, internet: $50
Food, entertainment: $0
Clothing, household expenses: $100
Credit cards and other loans: $50
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 607489
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.60%
Term:	12 months

Lender yield:	22.43%	Borrower rate/APR:	23.43% / 31.37%	Monthly payment:	$377.14

Lender servicing fee:	1.00%	Effective Yield*:	21.42%
		Estimated return*:	6.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-2001	Debt/Income ratio:	44%
Credit score:	640-659 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	11y 0m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,986	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	52%
		Homeownership:	No
Screen name:	epic-note290	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto repair
Purpose of loan:
This loan will be used to...Fix my auto .Pay off credit card.

My financial situation:
I am a good candidate for this loan because...I need the money and I will pay it back on time.

Monthly netco
Monthly expenses: $900.00
Housing: $0.00
Insurance: $600.00 yearly 59.00 monthly
Car expenses: $120.00 monthly
Utilities: $0.00
Phone, cable, internet: $190.00
Food, entertainment: $50.00 biweekly
Clothing, household expenses: $50.00 monthly
Credit cards and other loans: $510.00 monthly
Other expenses: $0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 607505
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Jul-2012)	Inquiries last 6m:	3	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,083	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Homeownership:	No
Screen name:	first-class-diversification4	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PhShop
Purpose of loan:
This loan will be used to...Advertisement/Marketing

My financial situation:
I am a good candidate for this loan because...I promise to pay the funds back once I get a good customer base.

Monthly net income: $4,000
Monthly expenses: $ 300
Housing: $ 600
Insurance: $ 150
Car expenses: $ 200
Utilities: $ 200
Phone, cable, internet: $ 50
Food, entertainment: $ 250
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 607555
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jul-1988	Debt/Income ratio:	12%
Credit score:	680-699 (Jul-2012)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 11	Length of status:	34y 9m
Amount delinquent:	$0	Total credit lines:	53	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,287	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Bankcard utilization:	101%
		Homeownership:	Yes
Screen name:	p2p-numero-uno838	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off crdit cards
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3600
Monthly expenses: $
Housing: $
Insurance: $175.00
Car expenses: $400
Utilities: $400
Phone, cable, internet: $
Food, entertainment: $455
Clothing, household expenses: $
Credit cards and other loans: $200
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 604174
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	9.90%
Term:	36 months

Lender yield:	21.87%	Borrower rate/APR:	22.87% / 26.68%	Monthly payment:	$579.63

Lender servicing fee:	1.00%	Effective Yield*:	21.34%
		Estimated return*:	11.44%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1999	Debt/Income ratio:	19%
Credit score:	640-659 (Jun-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	3 / 3	Length of status:	1y 3m
Amount delinquent:	$1,816	Total credit lines:	28	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	16	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	jongos	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 94% )	640-659 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	2 ( 6% )	640-659 (Jan-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Home Improvement Loan
Purpose of loan:

I'm in the process of doing some refurbishing my home. My goal is to clean up an outside patio that I have and some other furnishing around the house. It's a great location over looking my town and is great for social gatherings.

My financial situation:

I'm a good candidate for this loan because I make good income ($60,000k/yr) and I have successfully paid off a previous Prosper loan in full in the past. I've also cleared all my other debts, including credit cards so this would be the only one.

Monthly net income: $ 5,000
Housing: $ 1,100
Insurance: $ 200 (Health insurance)
Car expenses: $ 0 (I do not own a car)
Utilities: $ 0 (all utilities are included in my rent)
Phone, cable, internet: $ 500
Food, entertainment: $ 500
Clothing, household expenses: $ 200
Credit cards and other loans: $ 0 (paid off)
Other expenses: $ 0 (none)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 606702
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$18,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$12,600	Estimated loss*:	3.30%
Term:	36 months

Lender yield:	10.51%	Borrower rate/APR:	11.51% / 14.33%	Monthly payment:	$593.65

Lender servicing fee:	1.00%	Effective Yield*:	10.48%
		Estimated return*:	7.18%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Nov-1999	Debt/Income ratio:	19%
Credit score:	760-779 (Jul-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	7y 6m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$834	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	No
Screen name:	new-p2ploan-forte	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
For Business
Purpose of loan: Purchase Merchandise
This loan will be used to... Purchase Merchandise

My financial situation: Good
I am a good candidate for this loan because this money use for purchase more merchandise for my business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 606980
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,450	Estimated loss*:	11.90%
Term:	36 months

Lender yield:	23.99%	Borrower rate/APR:	24.99% / 28.85%	Monthly payment:	$139.14

Lender servicing fee:	1.00%	Effective Yield*:	23.40%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-2000	Debt/Income ratio:	11%
Credit score:	720-739 (Jul-2012)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	7y 11m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,587	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	5	Bankcard utilization:	17%
		Homeownership:	No
Screen name:	inspiring-penny8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $4200
Monthly expenses: $2000
Housing: $953
Insurance:$50
Car expenses: $400
Utilities: $100
Phone, cable, internet: $30
Food, entertainment: $200
Clothing, household expenses: $
Credit cards and other loans: $0
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 607422
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.90%
Term:	36 months

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 24.76%	Monthly payment:	$565.05

Lender servicing fee:	1.00%	Effective Yield*:	19.52%
		Estimated return*:	10.62%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1998	Debt/Income ratio:	8%
Credit score:	680-699 (Jul-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	5	Current / open credit lines:	6 / 4	Length of status:	0y 4m
Amount delinquent:	$63,047	Total credit lines:	31	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,035	Stated income:	$100,000+
Delinquencies in last 7y:	41	Bankcard utilization:	51%
		Homeownership:	Yes
Screen name:	heroic-capital2	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to remodeled a new house I just purchased

My financial situation:
I am a good candidate for this loan because of my credit history, my current income and my trustworthiness.

I was unable to get financing for this from the Banks because the house is a fixer upper, and the loan amount is too low. I am purchasing the house cash with my personal funds and will not have additional funds to fix it up. It will be my primary residence when completed

Monthly net income: $ 11250
Monthly expenses: $3000
Housing: $ 750
Credit cards and other loans: $ 450/month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 607484
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-1976	Debt/Income ratio:	55%
Credit score:	680-699 (Jul-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	27 / 22	Length of status:	17y 4m
Amount delinquent:	$0	Total credit lines:	47	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$111,935	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	refresher674	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 607492
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$439.30

Lender servicing fee:	1.00%	Effective Yield*:	23.32%
		Estimated return*:	14.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1981	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-839 (Jul-2012)	Inquiries last 6m:	3	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	3y 2m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,397	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	No
Screen name:	wise-flexible-commitment	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting a new business
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 607496
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	8.90%
Term:	36 months

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 24.76%	Monthly payment:	$301.36

Lender servicing fee:	1.00%	Effective Yield*:	19.52%
		Estimated return*:	10.62%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1999	Debt/Income ratio:	13%
Credit score:	640-659 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,832	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	69	Bankcard utilization:	56%
		Homeownership:	No
Screen name:	kind-pound-blanket	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dept Consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 607516
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	3.30%
Term:	36 months

Lender yield:	10.51%	Borrower rate/APR:	11.51% / 14.33%	Monthly payment:	$197.88

Lender servicing fee:	1.00%	Effective Yield*:	10.48%
		Estimated return*:	7.18%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Feb-1998	Debt/Income ratio:	14%
Credit score:	740-759 (Jul-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,382	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	41%
		Homeownership:	No
Screen name:	cinvio	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate my debt of my high-interest credit cards.

My financial situation:
I am a good candidate for this loan because I was recently rehired at an organization that I had worked for previously after seven years of employment for another employer. I'm on top of my bills but feel like it's taking forever to pay them off. My long-time goal is to be free from credit card debt in order to put money aside for a future home purchase.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 607564
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	11.90%
Term:	36 months

Lender yield:	23.99%	Borrower rate/APR:	24.99% / 28.85%	Monthly payment:	$596.32

Lender servicing fee:	1.00%	Effective Yield*:	23.40%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-2000	Debt/Income ratio:	29%
Credit score:	720-739 (Jul-2012)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	5y 4m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,059	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	63%
		Homeownership:	No
Screen name:	revenue-enlightenment2	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
starting a new business
No description is available.
Information in the Description is not verified.